                                                               EXECUTION VERSION


                                 PURCHASE AGREEMENT


                                MERRILL CORPORATION
                                        and
                              VIKING MERGER SUB, INC.
                                     as Issuers

                          and the Guarantors named herein


                                   140,000 UNITS
                                   consisting of
                       12% SENIOR SUBORDINATED NOTES DUE 2009
                                        AND
                    WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                           Dated as of November 18, 1999


                           DONALDSON, LUFKIN & JENRETTE
                               SECURITIES CORPORATION


--------------------------------------------------------------------------------

                                   140,000 Units
                                   consisting of
                12% Series A Senior Subordinated Notes due 2009 and
                    Warrants to Purchase Shares of Common Stock

                                 PURCHASE AGREEMENT

                                                               November 18, 1999

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

          Merrill Corporation, a Minnesota corporation (the "COMPANY"), and Viking Merger Sub, Inc., a Minnesota corporation ("VIKING" and, together with the Company, the "ISSUERS"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") 140,000 units (the "UNITS"), each consisting of $1,000 in aggregate principal amount of the Company's 12% Senior Subordinated Notes due 2009 (the "SERIES A NOTES"), together with the Subsidiary Guarantees described below, and one warrant (collectively, the "WARRANTS") initially to purchase 1.22987 Common Shares of Viking, par value $0.01 per share (the "WARRANT SHARES"), subject to the terms and conditions set forth herein. The Units, the Notes and the Warrants are sometimes collectively referred to herein as the "SECURITIES"

          The Units are being issued and sold in connection with the merger (the "MERGER") of Viking, with and into the Company, pursuant to an Agreement and Plan of Merger (as amended to the date hereof, the "MERGER AGREEMENT"), dated as of July 14, 1999, between the Company and Viking. Unless the context otherwise requires, the "COMPANY" shall refer to Merrill Corporation both before and after giving effect to the Merger. It is understood and agreed that upon effectiveness of the Merger the Company will be the surviving corporation and Viking will cease to exist, and the Company will assume all of Viking's obligations under this Agreement.

          The Series A Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and Norwest Bank Minnesota, N.A., as trustee (the "TRUSTEE"). The Series A Notes and the Series B Notes (as defined below) issuance in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "SUBSIDIARY NOTE GUARANTEES") by each of the entities listed on Schedule A hereto (each, a "GUARANTOR" and collectively the "GUARANTORS"). Unless the context otherwise requires, each reference herein to a Series A Note or Series B Note shall be deemed to include the related Subsidiary Note Guarantees thereof.

          The Warrants will be issued pursuant to a warrant agreement (the "WARRANT AGREEMENT"), to be dated as of the Closing Date, between Viking and Norwest Minnesota Bank, N.A., as warrant agent (the "WARRANT AGENT"). Upon the effectiveness of the Merger (as defined below), the obligations of Viking under the Warrants and the Warrant Agreement, by operation of law and otherwise in accordance with an assumption agreement dated as of the Closing Date between the Company and Viking (the "WARRANT ASSUMPTION AGREEMENT"), will be assumed by the Company, and each Warrant will thereby become exercisable for 1.22987 shares of the Company's Class B Stock, par value $0.01 per share (the "CLASS B COMMON STOCK"). Accordingly, as the context requires, references herein to the Warrants, the Units and the Warrant Agreement shall be deemed to refer to the Warrants, the Units and the Warrant Agreement following their assumption by the Company, and references herein to the Warrant Shares shall be deemed to refer to the shares of Class B Common Stock issuable on exercise of the Warrants following the assumption of the Warrants and the Warrant Agreement by the Company.

          In connection with the Merger, (i) Merrill Communications LLC, a wholly owned subsidiary of the Company, will enter into a syndicated senior secured loan facility pursuant to the credit agreement, to be dated the Closing Date, by and among the Company, as guarantor, Merrill Communications LLC, as borrower, DLJ Capital Funding, Inc., as syndication agent, Wells Fargo Bank, N.A., as documentation agent, U.S. Bank National Association, as administrative agent and DLJ Capital Funding, Inc., as lead arranger, and the various financial institutions named therein, as lenders (including any agreements related thereto, the "CREDIT AGREEMENT") and (ii) certain affiliates of the Initial Purchaser and other persons will purchase shares of capital stock of Viking (the "INVESTMENT"), in each case as defined and specified in the Merger Agreement and as described in the Offering Memorandum (as defined below).

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture or, if not defined therein, the Merger Agreement.

          1. OFFERING MEMORANDUM. The Units will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Issuers and the Guarantors have prepared a preliminary offering memorandum, dated November 3, 1999 (the "PRELIMINARY OFFERING MEMORANDUM") relating to the Notes, and a final offering memorandum, dated November 18, 1999 (the "OFFERING MEMORANDUM"), relating to the Units.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture and Warrant Agreement, as the case may be, the Securities (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                 "THIS [NOTE] [SECURITY] (OR ITS PREDECESSOR) [AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE] [HAS] NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES

          ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE, BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                 (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (As defined in Rule 144A under the Securities Act)(A "QIB"),
          (B) IT HAS ACQUIRED THIS [NOTE] [SECURITY] IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (as defined in Rule 501(A)(1),
          (2), (3) or (7) of Regulation D under the Securities Act (AN "IAI"),

                 (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS [NOTE] [SECURITY] EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE [TRUSTEE] [WARRANT AGENT] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS [NOTE] [SECURITY] (the form of which can be obtained from the [Trustee] [Warrant Agent]) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE [PRINCIPAL] [PURCHASE] AMOUNT OF [NOTES] [SECURITIES] LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

                 (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS [NOTE] [SECURITY] OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE [INDENTURE] [WARRANT AGREEMENT] CONTAINS A PROVISION REQUIRING THE [TRUSTEE] [WARRANT AGENT] TO REFUSE TO REGISTER ANY TRANSFER OF THIS [NOTE] [SECURITY] IN VIOLATION OF THE FOREGOING."

          Until such time as the Warrants become separately transferable according to the terms of the Warrant Agreement, the Warrants shall bear the following additional legend:

                 "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 12% SENIOR SUBORDINATED NOTES DUE 2009 (THE "NOTES") OF MERRILL CORPORATION AND ONE WARRANT TO PURCHASE 1.22987 SHARES, PAR VALUE $0.01 PER SHARE, OF MERRILL CORPORATION CLASS B COMMON STOCK.

                 PRIOR TO THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (III) THE DATE A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR THE WARRANTS IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (IV) SUCH DATE AS DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IN ITS SOLE DISCRETION SHALL DETERMINE AND (V) IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE GOVERNING THE NOTES), THE DATE MERRILL CORPORATION MAILS THE REQUISITE NOTICE TO THE HOLDERS, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES."

          2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, all of the Units initially at a purchase price equal to $943.36 per Unit (the "PURCHASE PRICE").

          3. TERMS OF OFFERING. The Initial Purchaser has advised the Issuers that the Initial Purchaser will make offers (the "EXEMPT RESALES") of the Units purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") (such persons being referred to herein as the "ELIGIBLE

PURCHASERS"). The Initial Purchaser will offer the Units to Eligible Purchasers initially at a price equal to $972.54 per Unit. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 12% Senior Subordinated Notes due 2009 (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes and to use their respective reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

          Holders (including subsequent transferees) of the Warrants and the Warrant Shares will have the rights set forth in the warrant registration rights agreement (the "WARRANT REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form attached as Exhibit B hereto. Pursuant to the Warrant Registration Rights Agreement, the Company will agree to file a shelf registration statement (the "WARRANT REGISTRATION STATEMENT") covering resales of the Warrants, the issuance of Warrant Shares upon exercise of Warrants sold pursuant to such Warrant Registration Statement and resales of Warrant Shares, and to use its reasonable best efforts to have such Warrant Registration Statement declared and remain effective and usable for the periods specified in the Registration Rights Agreement.

          This Agreement, the Indenture, the Notes, the Subsidiary Note Guarantees, the Registration Rights Agreement, the Warrant Agreement, the Warrants, the Warrant Assumption Agreement, the Warrant Registration Rights Agreement, the Merger Agreement, the Voting Agreement and Irrevocable Proxy, the Credit Agreement, the LLC Assignment/Assumption Agreement and the LLC Services Agreement (as defined below) are sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

          4.     DELIVERY AND PAYMENT.

          (a) Delivery of, and payment of the Purchase Price for, the Units shall be made at the offices of Davis Polk & Wardwell, New York, New York, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 11:00 a.m. New York City time, on November 23, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchaser and the Issuers in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "CLOSING DATE."

          (b) One or more Series A Notes and one or more Warrants, in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount or purchase amount corresponding to the aggregate principal amount and purchase amount of the Series A Notes and Warrants, respectively, sold pursuant to Exempt Resales (collectively, the "GLOBAL SECURITIES"), shall be delivered by the Issuers to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in immediately available funds to or upon the order of the Issuers. The Global Securities shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5. AGREEMENTS OF THE ISSUERS AND THE GUARANTORS. As of the date hereof, the Company, the Guarantors and Viking hereby agree with the Initial Purchaser as follows:

          (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Issuers and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Issuers and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time; PROVIDED, HOWEVER, that neither the Issuers nor the any of the Guarantors shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in
Section 8 hereof, each of the Issuers, the Guarantors and Viking consents to the use of the Preliminary Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchaser, an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Series A Notes or Warrants are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

          (e) Prior to the sale of all Units pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Units for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that none of the Issuers, the Guarantors or Viking shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) So long as the Notes or Warrants are outstanding, (i) to mail or, with the affirmative consent of any record holder of any of the Notes or Warrants to whom such transmittal is sent, to transmit via email or, with such party's affirmative consent, otherwise make electronically available, and to make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes or Warrants, as applicable, a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants, and
(ii) to mail or, with the affirmative consent of any record holder of any of the Notes or Warrants to whom such transmittal is sent, to transmit via email or, with such party's affirmative consent, otherwise make electronically available, and to and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g) So long as the Notes or Warrants are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Issuers or the Guarantors to their respective security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of either of the Issuers or any of the Guarantors is listed and such other publicly available information concerning the Issuers and/or their subsidiaries as the Initial Purchaser may reasonably request.

          (h) So long as any of the Series A Notes or the Warrants remain outstanding and during any period in which the Company or any of the Guarantors is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder thereof in connection with any sale thereof and any prospective purchaser thereof from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers and the Guarantors and accountants of the Issuers and the Guarantors in connection with the sale and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Units, (iv) all expenses in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Warrants, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes, the Warrants and the Units in the National Association of Securities Dealers, Ic. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees,

(viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement,
(xi) the fees and expenses of the Warrant Agent and the Warrant Agent's counsel in connection with the Warrant Agreement, and the Warrants (xii) all costs and expenses of the Warrant Registration Statement, as set forth in the Warrant Registration Rights Agreement, and (xiii) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder for which provision is not otherwise made in this Section. Notwithstanding the foregoing, the Issuers shall not be required (A) to pay for any fees and disbursements of counsel for the Initial Purchaser (other than those paid in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws and the preparation of any preliminary and supplemental Blue Sky memoranda in connection therewith) or (B) in connection with any "road show," to reimburse the Initial Purchaser for the expense of chartering any aircraft or any out-of-pocket expenses of personnel of the Initial Purchaser in connection with the road show.

          (j) To use its reasonable best efforts to effect the inclusion of the Series A Notes, the Warrants and the Units in PORTAL and to maintain the listing of such Securities on PORTAL for so long as they are outstanding or, in the case of the Warrants, until disposed of pursuant to an effective Registration Statement or distributed to the public pursuant to Rule 144 under the Act.

          (k) To use its reasonable best efforts to obtain the approval of DTC for "book-entry" transfer of the Notes and the Warrants, and to comply with all of its agreements set forth in the representation letters to DTC relating to the approval of the Notes and the Warrants by DTC for "book-entry" transfer.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities or common stock of the Issuers or any of the Guarantors or any warrants, rights or options to purchase or otherwise acquire debt securities or common stock of the Issuers or the Guarantors substantially similar to the Notes, the Warrants or the Warrant Shares (other than (i) the Units and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Units under the Act.

          (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes to be offered in exchange for the Series A Notes to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (p) To comply with all of its agreements set forth in the Registration Rights Agreement and the Warrant Registration Rights Agreement.

          (q) To cause the Merger to be consummated (subject to the terms and conditions set forth in the Merger Agreement) on the Closing Date concurrently with the closing hereunder of the offering of the Units.

          (r) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

          (s) For so long as any of the Securities are outstanding and if, in the reasonable judgment of the Initial Purchaser or its counsel, the Initial Purchaser or any of its affiliates (as defined in the rules and regulations under the Securities Act) is required to deliver a prospectus (any such prospectus, a "MARKET MAKING PROSPECTUS") in connection with sales of the Securities, to (i) provide the Initial Purchaser, without charge, as many copies of the Market Making Prospectus as the Initial Purchaser may reasonably request,
(ii) periodically amend the Registration Statement or the Warrant Registration Statement so that the information contained in the Registration Statement complies with the requirements of Section 10(a) of the Securities Act, (iii) amend the Registration Statement, the Warrant Registration Statement or amend or supplement the Market Making Prospectus when necessary to reflect any material changes in the information provided therein and promptly file such amendment or supplement with the Commission, (iv) provide the Initial Purchaser with copies of each amendment or supplement so filed and such other documents, including opinions of counsel and "comfort" letters, as the Initial Purchaser may reasonably request and (v) indemnify the Initial Purchaser with respect to any Market Making Prospectus and, if applicable, contribute to any amount paid or payable by the Initial Purchaser in a manner substantially identical to that specified in Section 9 hereof (with appropriate modifications). The Issuers and the Guarantors consent to the use, subject to the provisions of the Securities Act and the state securities or Blue Sky laws of the jurisdictions in which the Units are offered by the Initial Purchaser, of each Market Making Prospectus.

          6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, of the Initial Purchaser that:

          (a) The Preliminary Offering Memorandum as of its date did not, and the Offering Memorandum as of the date hereof and the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Each of the Company and its subsidiaries has been duly organized, is validly existing as a company in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) in any manner draw into question the validity of this Agreement or any of the other Operative Documents (the events referred to in clauses (i) or (ii), each a "MATERIAL ADVERSE EFFECT").

          (c) All equity interests of the Company have been duly authorized and validly issued and are fully paid and, if applicable, non-assessable and not subject to any preemptive or similar rights.

          (d) The entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding equity interests of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company (except as otherwise described on Schedule A), directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN") (other than any Liens arising under the Credit Agreement).

          (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company.
When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum.

          (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Subsidiary Note Guarantees in respect of the Series A Notes have been duly authorized by each Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Note Guarantees will be entitled to the benefits of the Indenture and will be the valid and binding obligation of each Guarantor, enforceable against each such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principals of general applicability. On the Closing Date, the Subsidiary Note Guarantees will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum.

          (j) The Subsidiary Note Guarantees in respect of the Series B Notes have been duly authorized by each Guarantor and, when the Series B Notes have been issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Note Guarantees will be entitled to the benefits of the Indenture and will be the valid and binding obligation of each Guarantor, enforceable against each such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Note Guarantees in respect of the Series B Notes will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (k) The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the

Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (l) Upon the effectiveness of the Merger, the Company will succeed to and assume all of the obligations of Viking under this Agreement, the Warrant Agreement and the Warrants, and each of this Agreement, the Warrant Agreement and the Warrants will be the valid and binding agreement or obligations, as the case may be, of the Company, enforceable against the Company in accordance with its or their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrant Agreement and the Warrants will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (m) Each of the Warrant Assumption Agreement and the Warrant Registration Rights Agreement has been duly authorized by the Company, and, on the Closing Date, will have been duly executed and delivered by the Company. When the Warrant Assumption Agreement and the Warrant Registration Rights Agreement have been duly executed and delivered, each will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrant Registration Rights Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (n) The Company has duly authorized and reserved for issuance the Warrant Shares to be issued upon the exercise of the Warrants and, when issued and delivered upon the exercise of the Warrants against payment of the exercise price as provided in the Warrant Agreement, the Warrant Shares will have been validly issued and will be fully paid and non assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights. On the Closing date, the Warrant Shares will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (o) The Bill of Sale, Contribution and Assignment/Assumption Agreement of Operating Assets and Liabilities (the "LLC Assignment/Assumption Agreement") between the Company and Merrill Communications LLC (the "LLC") and the Administrative Services Agreement (the "LLC Services Agreement") between the Company and Merrill Communications LLC (together, the LLC Agreements") have been duly authorized by the Company and Merrill Communications LLC and, on the Closing Date, will have been duly executed and delivered by the Company and Merrill Communications LLC. When the LLC Agreements have been duly executed and delivered, the LLC Agreements will be valid and binding agreements of the Company and Merrill Communications LLC, enforceable against the Company and Merrill Communications LLC in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (p) All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Units was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith; and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) sufficient capital for carrying on its respective business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) able to pay its respective debts as they mature.

          (q) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for such defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

          (r) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and the Guarantors, to the extent each is a party hereto and thereto, and compliance by the Company and the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under federal or state securities or Blue Sky laws or such as have been or prior to the Closing Date will be obtained), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Company or any of its subsidiaries or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound (other than any liens arising under the Credit Agreement), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization; except in the case of clauses (i), (ii)(B), (iv) and (v) as would not, singly or in the aggregate, have a Material Adverse Effect or an adverse effect on the validity of the obligations of the Company or the Guarantors under this Agreement, the Indenture, the Notes, the Subsidiary Note Guarantees, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement or the Warrant Assumption Agreement, or the ability of the Company or the Guarantors to perform such obligations.

          (s) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents or the issuance of the Units or suspends the sale of the Units in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Units in any jurisdiction referred to in Section 5(e).

          (t) Except as disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which would be reasonably expected to result, singly or in the aggregate, in a Material Adverse Effect.

          (u) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder or any provisions of the Truth in Negotiations Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (v) Except as disclosed in the Offering Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (w) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor, to the Company's knowledge, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, would have a Material Adverse Effect.

          (y) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

          (z) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aa) The accountants, PricewaterhouseCoopers LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act.

          (bb) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (cc) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (dd) Neither the Company nor the Guarantors is or, after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (ee) Except as otherwise disclosed in the Offering Memorandum and except for any agreement described in the Merger Agreement that will have terminated at or prior to the Closing Date, there are no contracts, agreements or understandings between the Company or the Guarantors and any person granting such person the right to require the Company or the Guarantors to file a registration statement under the Act with respect to any securities of the Company or the Guarantors or to require the Company or the Guarantors to include such securities with the Units registered pursuant to any Registration Statement or Warrant Registration Statement.

          (ff) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (gg) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or the Guarantors that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or the Guarantors or any securities of the Company or the Guarantors or (ii) has indicated to the Company or the Guarantors that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or the Guarantors or any securities of the Company or the Guarantors.

          (hh) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (ii) Except as described in the Offering Memorandum, each of the Preliminary Offering and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (jj) When the Series A Notes are issued and delivered pursuant to this Agreement, the Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (kk) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or the Guarantors or any of their representatives (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Warrants have been issued and sold by the Company or the Guarantors within the six-month period immediately prior to the date hereof which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the offering contemplated by the Offering Memorandum.

          (ll) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA, assuming the accuracy of the Initial Purchaser's representations and warranties, and that there has been no breach by the Initial Purchaser of its agreements, set forth in Section 8 hereof.

          (mm) Neither the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Units.

          (nn) No registration under the Act is required for the sale of the Units to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties, and that there has been no breach by the Initial Purchaser of its agreements, set forth in Section 8 hereof.

          (oo) Each of the representations and warranties set forth in clauses (a) through (nn) of this Section 6 will be true and correct as of the Effective Time upon consummation of the Merger.

          (pp) Each certificate signed by any officer of the Company and the Guarantors and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company and the Guarantors to the Initial Purchaser as to the matters covered thereby.

          The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 10 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance. The Company further acknowledges that Viking will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF VIKING. As of the date hereof, Viking represents and warrants to, and agrees with, the Initial Purchaser that

          (a) The Offering Memorandum as of the date hereof and the Closing Date does not and will not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to Viking in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Viking has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

          (c) As of the date hereof and the Closing Date there are no subsidiaries, direct or indirect, of Viking.

          (d) This Agreement has been duly authorized, executed and delivered by Viking.

          (e) The Warrant Agreement has been duly authorized by Viking and, on the Closing Date, will have been validly executed and delivered by Viking. When the Warrant Agreement has been duly executed and delivered by Viking, the Warrant Agreement will be a valid and binding agreement of Viking, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrant Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (f) All equity interests of Viking have been duly authorized and validly issued and are fully paid and, if applicable, non-assessable and, except as disclosed in the Offering Memorandum, not subject to any preemptive or similar rights.

          (g) The Warrants have been duly authorized by Viking and, on the Closing Date, will have been validly executed and delivered by Viking. When the Warrants are duly issued and countersigned, the Warrants will be a valid and binding obligations of Viking, enforceable against Viking in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrants will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

          (h) Viking is not in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Viking, to which Viking is a party or by which Viking or its property is bound, except for such defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

          (i) The execution, delivery and performance of this Agreement and the other Operative Documents to which Viking is a party by Viking and compliance by Viking with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under federal or state securities or Blue Sky laws or such as have been or prior to the Closing Date will be obtained), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of Viking or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Viking, to which Viking is a party or by which Viking or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Viking or its property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Viking is a party or by which Viking or its property is bound, or (v) result in the termination, suspension or revocation of any Authorization of Viking or result in any other impairment of the rights of the holder of any such Authorization; except in the case of clauses (i), (ii)(B), (iv) and (v) as would not, singly or in the aggregate, have a Material Adverse Effect or an adverse effect on the validity of the obligations of Viking under this Agreement or the other Operative Documents to which Viking is a party, or the ability of Viking to perform such obligations.

          (j) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance by Viking of any of the Operative Documents to which it is a party or the issuance of the Units or suspends the sale of the Units in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to Viking which would prevent or suspend the issuance or sale of the Units in any jurisdiction referred to in Section 5(e).

          (k) There are no legal or governmental proceedings pending or, to Viking's knowledge, threatened to which Viking is or could be a party or to which any of its property is or could be subject, which would be reasonably expected to result, singly or in the aggregate, in a Material Adverse Effect.

          (l) Viking is not, and after giving effect to the offering and sale of the Units as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (m) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between Viking and any person granting such person the right to require Viking to file a registration statement under the Act with respect to any securities of Viking or to require Viking to include such securities with the Units registered pursuant to any Registration Statement.

          (n) Neither Viking nor any agent thereof acting on its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (o) When the Warrants are issued pursuant to the Warrant Agreement, the Warrants will not be of the same class (within the meaning of Rule 144A under the Act) as any security of Viking that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.
 So long as any of the Warrants remains outstanding, Viking will make available to any holder thereof in connection with any sale thereof and any prospective purchaser thereof from such holder, Rule 144A Information with respect to Viking.

          (p) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Viking, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Viking and (iii) Viking has not incurred any material liability or obligation, direct or contingent.

          (q) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by Viking or any of its representatives (other than the Initial Purchaser, as to whom Viking makes no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Warrants, Warrant Shares or the Units have been issued and sold by Viking within the six-month period immediately prior to the date hereof which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the offering contemplated by the Offering Memorandum.

          (r) Neither Viking, any of its affiliates or any person acting on its behalf 9other than the Initial Purchaser, as to whom Viking makes not representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

          (s) No registration under the Act is required for the sale of Units to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties, and that there has been no breach by the Initial Purchaser of its agreements, set forth in Section 8 hereof.

          (t) Each of the representations and warranties set forth in clauses (a) through (s) of this Section 8 will be true and correct as of the Effective Time upon consummation of the Merger.

          (u) Each certificate signed by any officer of Viking and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by Viking to the Initial Purchaser as to the matters covered thereby.

          Viking acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 10 hereof, counsel to Viking and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

          8. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to the Issuers and the Guarantors, and agrees that:

          (a) The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Units.

          (b) The Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

          (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the

Initial Purchaser or any of its representatives in connection with the offer and sale of the Units pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) The Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from, Eligible Purchasers that agree that (x) the Units purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Units, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Act, that, prior to such transfer, furnishes the Trustee and/or the Warrant Agent, as the case may be, a signed letter containing certain representations and agreements relating to the registration of transfer of the relevant Securities (the form of which may be obtained from the Trustee or Warrant Agent, as the case may be) and, if such transfer is in respect of an aggregate purchase amount of Units less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Units or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) The Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

          The Initial Purchaser acknowledges that the Issuers, the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 10 hereof, counsel to the Issuers and the Guarantors, and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

          9.     INDEMNIFICATION.

          (a) The Issuers and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments

(including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuers or the Guarantors to any holder or prospective purchaser of Securities pursuant to Section 5(h) or Section 7(o) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser who failed to deliver an Offering Memorandum (as then amended or supplemented, so long as the Offering Memorandum and any amendment or supplement thereto was provided by the Issuers to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Issuers and the Guarantors and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers or the Guarantors, to the same extent as the foregoing indemnity from the Issuers and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to either of the Issuers by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum. The Issuers and the Guarantors acknowledge that the following statements set forth in the Preliminary Offering Memorandum and Offering Memorandum constitute the only information furnished in writing by the Initial Purchaser for use in the Preliminary Offering Memorandum or the Offering Memorandum: the name of the Initial Purchaser; the first two sentences of the third paragraph under "Risk Factors-We are controlled by principal shareholders whose interests may differ from your interest"; the first two sentences of the third paragraph under "Plan of Distribution"; the fifth sentence of the eight paragraph under "Plan of Distribution"; and the tenth paragraph under "Plan of Distribution."

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), no Initial Purchaser shall be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shll be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Units, in each case as set forth in the Offering Memorandum. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors, on the one and, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuers and the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or
alleged omission.   No person guilty of fraudulent misrepresentation (within
the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          10. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Units under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantors or any securities of the Company or any Guarantors (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantors or any securities of the Company or any Guarantors by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 10(c)(i), 10(c)(ii) or 10(c)(iii), in the judgment of the Initial Purchaser, is material and adverse and, in the judgment of the Initial Purchaser, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum.

          (d) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date, signed by the president and the chief financial officer of the Company, and certificates, dated the Closing Date, signed by the Chief Executive Officer, Chairman of the Board, President or a Vice President and the chief financial officer, principal accounting officer or equivalent financial officer responsible for the financial statements, of each of the Guarantors, (i) confirming the matters set forth in Sections 6(hh), 10(a) (with respect to the Company or the relevant Guarantor) and 10(b) and stating that the Company or the relevant Guarantor has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date and (ii) substantially in the form of Exhibit C hereto, respectively.

          (e) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date, signed by the president and the vice president of Viking, (i) confirming the matters set forth in Sections 7(p) and 10(a) (with respect to Viking) and stating that Viking has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date and (ii) substantially in the form of Exhibit D hereto, respectively.

          (f) The Initial Purchaser shall have received on the Closing Date an opinion (reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Steven J. Machov, General Counsel for the Company, to the effect that:

          (i) the Company and each of the Guarantors (other than Merrill Communications LLC, as to which such counsel need express no opinion) is (and, upon consummation of the Merger as of the Effective Time, will be) validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has (and, upon consummation of the Merger as of the Effective Time, will have) the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

          (ii) the Company is in good standing as a foreign corporation authorized to do business in each jurisdictions in which the nature of the business of the Company or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect);

          (iii) all the outstanding shares of capital stock of the Company, upon consummation of the Merger as of the Effective Time, will have been duly authorized and validly issued and will be fully paid and non-assessable;

          (iv) the Series A Notes and the Series B Notes have been duly authorized by the Company;

          (v) the Subsidiary Note Guarantees have been duly authorized by each of the Guarantors (other than Merrill Communications LLC, as to which such counsel need express no opinion);

          (vi) each of the Indenture, this Agreement and the Registration Rights Agreement has been duly authorized and, insofar as such matters are governed by the laws of Minnesota or Washington, as the case may be, executed and delivered by the Company and each of the Guarantors (other than Merrill Communications LLC, as to which such counsel need express no opinion);

          (vii) the LLC Agreements have been duly authorized by the Company and duly executed and delivered by the Company and Merrill Communications LLC and (assuming due authorization by Merrill Communications LLC) will be valid and binding agreements of the Company and Merrill Communications LLC, enforceable against the Company and Merrill Communications LLC in accordance with their terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (viii) each of the Warrant Assumption Agreement and the Warrant Registration Rights Agreement has been duly authorized and, insofar as such matters are governed by the laws of Minnesota, executed and delivered by the Company;

          (ix) the execution, delivery and performance (as applicable) of this Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Subsidiary Note Guarantees, the LLC Agreements, the Warrant Agreement, the Warrants, the Warrant Registration Rights Agreement and the Warrant Assumption Agreement by such of the Company and the Guarantors as is a party thereto, the compliance by the Company and the Guarantors with all applicable provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (other than those required under federal securities and state "blue sky" laws, or the laws of any foreign jurisdiction, as to which counsel need express no opinion), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or the Guarantors (other than Merrill Communications LLC, as to which counsel need express no opinion) or any indenture, loan agreement, mortgage, lease or other agreement or instrument (other than any Operative Document) which is (or, upon consummation of the Merger as of the Effective Time, will be) material to the Company and the Guarantors, taken as a whole, to which the Company or the Guarantors is (or, upon consummation of the Merger as of the Effective Time, will be) a party or by which the Company or the Guarantors or their respective property is (or, upon consummation of the Merger as of the Effective Time, will be) bound, (iii) violate or conflict with any applicable federal law, rule or regulation of the State of Minnesota or Washington, (iv) to the best of such counsel's knowledge, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any such agreement or instrument deemed material in clause (ii) above, (v) to the best of such counsel's knowledge, result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or the Guarantors or result in any other impairment of the rights of the holder of any such Authorization or (vi) to the best of such counsel's knowledge, conflict with any judgment, writ, injunction, decree, order or ruling or any court or governmental authority binding on the Company or the Guarantors;

          (x) except as otherwise described in the Offering Memorandum, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or the Guarantors is a party or to which any of their respective property is subject, which would reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect;

          (xi) to the best of such counsel's knowledge, there are (and, upon consummation of the Merger as of the Effective Time, will be) no contracts, agreements or understandings between the Company or the Guarantors and any person (other than the Registration Rights Agreement and the Warrant Registration Rights Agreement) granting such person the right to require the Company or the Guarantors to file a registration statement under the Act with respect to any securities of the Company or the Guarantors (except as otherwise described in the Offering Memorandum) or to require the Company or the Guarantors to include such securities with the Notes and the Subsidiary Note Guarantees registered pursuant to any registration statement; and

          (xii) the statements in the Offering Memorandum under the caption "Description of Capital Stock" insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize in all material respects such legal matters or documents.

          In addition, such counsel shall state that he has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, except as stated, no facts have come to such counsel's attention to cause him to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering the above opinions with respect to FMC Resource Management Corporation, such counsel may rely on an opinion of Washington counsel, and the opinion may so state therein.

          The opinion of such counsel described in Section 10(f) above shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein.

          (g) The Initial Purchaser shall have received on the Closing Date an opinion (reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Oppenheimer, Wolff & Donnelly LLP, to the effect that:

          (i) The Company is (and, upon consummation of the Merger as of the Effective Time, will be) validly existing as a corporation in good standing under the laws of the State of Minnesota and has (and, upon consummation of the Merger as of the Effective Time, will have) the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

          (ii) Each of Merrill/New York Company ("Merrill/New York") and Merrill/May Inc. ("Merrill/May") is validly existing as a corporation in good standing under the laws of Minnesota;

          (iii) Merrill Communications LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware and has (and, upon consummation of the Merger as of the Effective Time, will have) company power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

          (iv) each of the Indenture, this Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Warrant Assumption Agreement has been duly authorized and, insofar as such matters are governed by the laws of Minnesota, executed and delivered by the Company;

          (v) each of the Indenture, this Agreement and the Registration Rights Agreement has been duly authorized and, insofar as such matters are governed by the laws of Delaware, executed and delivered by Merrill Communications LLC;

          (vi) the LLC Agreements have been duly authorized, executed and delivered by the Company and Merrill Communications LLC and are valid and binding agreements of the Company and Merrill Communications LLC, enforceable against the Company and Merrill Communications LLC in accordance with their terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (vii) the Series A Notes and the Series B Notes have been duly authorized by the Company;

          (viii) Merrill Communications LLC has duly authorized its Subsidiary Note Guarantee;

          (ix) upon effectiveness of the Merger, the Company will succeed to and assume all of the obligations of Viking under this Agreement, the Warrant Agreement and the Warrants;

          (x) the Company has duly authorized and reserved for issuance the Warrant Shares to be issued upon exercise of the Warrants and, the Warrant Shares, upon issuance, delivery and payment therefor in accordance with the terms of the Warrants will have been validly issued and will be fully paid and non assessable, and the issuance of the Warrant Shares is, as of the Closing Date, not subject to any preemptive or similar rights under Minnesota law or the charter or by-laws of the Company;

          (xi) the execution, delivery and performance (as applicable) of this Agreement, the Indenture, the Registration Rights Agreement, the Notes, the LLC Agreements, the Warrant Agreement, the Warrants, the Warrant Registration Rights Agreement and the Warrant Assumption Agreement by the Company, the compliance by the Company with all applicable provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not (w) require any consent, approval, authorization or other order of, or qualification with, any Minnesota or federal court or Minnesota or federal governmental body or agency (other than those required under federal securities and state "blue sky" laws, or the laws of any foreign jurisdiction, as to which counsel need express no opinion), (x) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of incorporation or by-laws of the Company or the LLC Agreements, (y) violate or conflict with any applicable Minnesota or federal law, rule or regulation or (z) to such counsel's knowledge, based solely upon inquiry of appropriate officers of the Company, conflict with, constitute a default under or violate any judgment, writ, injunction, decree, order or ruling of any Minnesota or federal court or governmental authority binding on the Company, of which such counsel is aware;

          (xii) the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the LLC Agreements by Merrill Communications LLC, the compliance by Merrill Communications LLC with all applicable provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not
     (w) require any consent, approval, authorization or other order of, or qualification with, Delaware or federal court or Delaware or federal governmental body or agency, (x) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the constitutive documents of Merrill Communications LLC or the LLC Agreements, (y) violate or conflict with any applicable Delaware corporate or federal law, rule or regulation or (z) to such counsel's knowledge, based solely upon inquiry of appropriate officers of Merrill Communications LLC, conflict with, constitute a default under or violate any judgment, writ, injunction, decree, order or ruling of any Delaware or federal court or governmental authority binding on, Merrill Communications LLC, of which such counsel is aware;

          (xiii) the statements in the Offering Memorandum under the caption "Description of Capital Stock" insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize in all material respects such legal matters or documents.

          The opinion of such counsel described in Section 10(g) above shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein.

          (h) The Initial Purchaser shall have received on the Closing Date an opinion (reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Davis Polk & Wardwell to the effect that:

          (i) assuming the Series A Notes have been duly authorized by the Company, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and upon consummation of the Merger as of the Effective Time, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; such counsel need express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

          (ii) assuming the Subsidiary Note Guarantees have been duly authorized, executed and delivered by each Guarantor and, assuming the Series A Notes have been duly authorized by the Company, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and upon consummation of the Merger as of the Effective Time, the Subsidiary Note Guarantees will be valid and binding obligations of each Guarantor, enforceable against each such Guarantor in accordance with their terms except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; such counsel need express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

          (iii) assuming the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors, the Indenture is (and, upon consummation of the Merger as of the Effective Time, will be) a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each such Guarantor in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; such counsel need express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

          (iv) assuming the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, the Registration Rights Agreement is (and, upon consummation of the Merger as of the Effective Time, will be) a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each such Guarantor in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (v) assuming the Warrant Agreement has been duly authorized, executed and delivered by Viking, the Warrant Agreement is a valid and binding agreement of Viking, enforceable against Viking in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (vi) assuming the Warrants have been duly authorized by Viking, when executed and countersigned in accordance with the provisions of the Warrant and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Warrants will be the valid and binding obligations of Viking, enforceable against Viking in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally and (ii) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (vii) assuming the Warrant Registration Rights Agreement has been duly authorized, executed and delivered by the Company, the Warrant Registration Rights Agreement is (and, upon consummation of the Merger as of the Effective Time, will be) a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (viii) assuming the Warrant Assumption Agreement has been duly authorized, executed and delivered by the Company, the Warrant Agreement as amended by the Warrant Assumption Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (ix) assuming the Warrant Assumption Agreement has been duly authorized, executed and delivered by the Company, and assuming the Warrants have been duly authorized by the Company, when executed and countersigned in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Warrants will be valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

          (x) the execution and delivery of this Agreement and the other Operative Documents (other than the Credit Agreement and the LLC Agreements) and compliance by the Company and the Guarantors to the extent a party thereto with the provisions thereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of any of the Operative Documents, or (y) any Delaware corporate, New York or federal law or regulation that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by those documents (other than federal and state securities or blue sky laws, as to which such counsel need express no opinion);

          (xi) no consent, approval, waiver, license or authorization or other action by or filing with any governmental body or agency under Delaware corporate, New York or federal law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Operative Documents (other than the Credit Agreement and the LLC Agreements) is required in connection with the execution and delivery by the Company or the Guarantors of this Agreement and the other Operative Documents (other than the Credit Agreement and the LLC Agreements) to the extent a party thereto or the consummation by the Company or the Guarantors of its obligations thereunder, except for (x) the applicable requirements of federal and state securities or blue sky laws, as to which we express no opinion, and (y) those already obtained or made and which are in full force and effect;

          (xii) none of the Company, any of the Guarantors or Viking is or, after giving effect to the offering and sale of the Units and the application of the net proceeds therefrom as described in the Offering Memorandum and upon consummation of the Merger as of the Effective Time, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xiii) the statements in the Offering Memorandum under the captions "Certain Relationships and Related Party Transactions," "Description of New Credit Facility," "Description of Units," "Description of Notes," "Description of Warrants," "Description of Certain Provisions Applicable to All Securities," "Certain Federal Income Tax Consequences" and "Plan of Distribution" insofar as such statements or descriptions constitute a summary of the legal matters or documents referred to therein, fairly summarize in all material respects such legal matters or documents;

          (xiv) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

          (xv) it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales to qualify the Indenture under the TIA, and no registration under the Securities Act of the Securities is required for the sale of the Units to the Initial Purchaser as contemplated by this Agreement or for the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales assuming (i) the Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 8 of this Agreement, and (iii) the accuracy of the agreements and representations of the Company set forth in Sections 5(h) and (m) and 6(ii), (jj), (kk) and (mm) of this Agreement and
     (iv) the accuracy of the agreements and representations of Viking set forth in Sections 7(o), 7(q) and 7(r) of this Agreement; and such counsel need express no opinion as to any other offer or sale.

          In addition, such counsel shall state that it has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, except as stated, no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of such counsel described in this Section 10(h) shall be rendered to the Initial Purchaser at the request of the Company, the Guarantors and Viking and shall so state therein.

          (i) The Initial Purchaser shall have received on the Closing Date an opinion (reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Dorsey & Whitney LLP, to the effect that:

          (i) Viking is a corporation duly incorporated, validly existing and in good standing under the laws of Minnesota;

          (ii) the execution and delivery of this Agreement, the Warrant Agreement and the Warrants have been duly authorized by Viking; and

          (iii) the execution, delivery and performance of this Agreement, the Warrant Agreement and the Warrants do not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of incorporation or by-laws of Viking.

          The opinion of such counsel described in this Section 10(i) shall be rendered to the Initial Purchaser at the request of Viking and shall so state therein.

          (j) On the Closing Date, the Initial Purchaser shall have received copies of all opinions rendered in connection with the Merger Agreement or the Credit Agreement, addressed (in the case of opinions rendered in connection with the Credit Agreement) to the Initial Purchaser.

          (k) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

          (l) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Initial Purchaser from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (m) The Initial Purchaser shall have received, on the Closing Date, an opinion (reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Valuation Research Company with respect to the solvency of the Company after giving effect to the Investment, the Merger, and the other transactions contemplated by the Operative Documents.

          (n) Each condition to closing contemplated by the Credit Agreement (other than the issuance and sale of the Series A Notes and the Warrants pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Operative Documents) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Agreement. On the Closing Date, the closing under the Credit Agreement shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Initial Purchaser shall have received evidence satisfactory to it of the consummation thereof.

          (o) Each condition to closing contemplated by the Merger Agreement (other than the issuance and sale of the Series A Notes and the Warrants pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Operative Documents) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Merger Agreement. The Company shall have delivered to the Initial Purchaser copies of the Articles of Merger required under the Minnesota Business Corporation Act ("MBCA") to be filed by the Secretary of State of the State of Minnesota in the office thereof in order to effect the Merger, together with evidence satisfactory to each of them as to the receipt thereof by the Secretary of State of the State of Minnesota for such filing, and such Articles of Merger shall, in accordance with the MBCA, specify that the Merger shall become effective as of the Closing Date. On the Closing Date, the Merger shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum, and the Initial Purchaser shall have received evidence reasonably satisfactory to it of the consummation thereof.

          (p) On the Closing Date, the Investment shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum, and the Initial Purchaser shall have received evidence satisfactory to it of the consummation thereof.

          (q) The Units, Notes and Warrants shall have been approved by the NASD for trading and duly listed in PORTAL.

          (r) The Initial Purchaser shall have received a counterpart, conformed as executed, of (i) the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee, (ii) the Warrant Agreement which shall have been entered into by Viking and the Warrant Agent and (iii) the Warrant Assumption Agreement which shall have been entered into by the Company and the Warrant Agent.

          (s) The Company and the Guarantors shall have executed the Registration Rights Agreement, and the Company shall have executed the Warrant Registration Rights Agreement, and the Initial Purchaser shall have received duly executed original copies thereof.

          (t) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

          11. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or the Guarantors on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Initial Purchaser materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the opinion of the Initial Purchaser has a material adverse effect on the financial markets in the United States.

          12. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or the Guarantors, to Merrill Corporation, One Merrill Circle, St. Paul, Minnesota 55108 Attention: General Counsel; (ii) if to Viking, to Viking Merger Sub, Inc. c/o DLJ Merchant Banking Partners II, L.P., 277 Park Avenue, New York, NY 10172, Attention: William F. Dawson, Jr. and (iii) if to the Initial Purchaser, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling an Initial Purchaser, either Issuer, the Guarantors, the officers or directors of either Issuer or the Guarantors, or any person controlling the Issuers or the Guarantors, (ii) acceptance of the Units and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Units are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 11), the Issuers and the Guarantors agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Issuers shall be liable for all expenses which they have agreed to pay pursuant to Section 5(i) hereof. The Issuers and the Guarantors also agree to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 9).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Issuers and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, Viking, the Guarantors and the Initial Purchaser.

                                      Very truly yours,

                                      MERRILL CORPORATION

                                      By: /s/ Rick R. Atterbury
                                         -------------------------------------
                                      Name:  Rick R. Atterbury
                                      Title:    Executive Vice President

                                      VIKING MERGER SUB, INC.

                                      By: /s/ Keith Palumbo
                                         -------------------------------------
                                      Name:  Keith Palumbo
                                      Title:    Vice President

                                      THE GUARANTORS NAMED
                                      IN SCHEDULE A HERETO

                                      By: /s/ Rick R. Atterbury
                                         -------------------------------------
                                      Name:  Rick R. Atterbury
                                      Title:    Attorney-in-Fact

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION

By:   /s/ Omar Karame
-------------------------------------
Name:  Omar Karame
Title:    Vice President

                                      SCHEDULE A

                            SUBSIDIARIES AND GUARANTORS

                        *Merrill Communications LLC

                        *Merrill Real Estate Company

                        *Merrill/Magnus Publishing Corporation

                        *Merrill/New York Company

                        *Merrill/May Inc.

                        *Merrill/ Alternatives, Inc.

                        *Merrill International Inc.

                        Merrill Corporation, Canada

                        793473 Ontario Ltd.

                        *FMC Resource Management Corporation

                        *Merrill Training & Technology, Inc.

                        *Merrill/Global, Inc.

                        Merrill Limited (UK)

                        Merrill France S.A.R.L. (France)

                        *Merrill/ Executech, Inc.

                        *Merrill/Daniels, Inc.

                        Document.com, Inc.

                        Cetara Corporation (80% ownership)


                        *Indicates subsidiaries that are Guarantors